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                                                                   Exhibit 10.30

                            JOINT FILING AGREEMENT



     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Schedule 13D (including any and all amendments thereto) on behalf of each of them with respect to the common shares, nominal value $1.50 per share, of SBS Broadcasting S.A., and further agree to the filing of this agreement as an Exhibit thereto.



Date:  March 9, 2000                   United Pan-Europe Communications N.V.
                                       By:      /S/ ANTON M. TUIJTEN
                                       Name:    Anton M. Tuijten
                                       Title:   General Counsel

                                       UnitedGlobalCom, Inc.
                                       By:      /S/ ELLEN P. SPANGLER
                                       Name:    Ellen P. Spangler
                                       Title:   Senior Vice President